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                                                                   EXHIBIT 10.40
                     [THE GAINSCO COMPANIES LETTERHEAD]




                              October 31, 1995


Mr. Daniel J. Coots
Senior Vice President
GAINSCO, INC.
4930 High Creek
Arlington 76017

Dear Mr. Coots:

         The purpose of this letter is to supplement the change in control agreement (the "Change in Control Agreement") between you and GAINSCO Service Corp. dated April 9, 1990 in order to clarify the method by which notice can be given by one party to the other.

         Section 6 of the Change in Control Agreement shall be amended to read as follows:

                          "6.     Notice.  For the purpose of this Agreement,
                 notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage pre-paid, addressed as follows:

                 If to the Company:

                 GAINSCO Service Corp.
                 Attn: President
                 500 Commerce Street
                 Fort Worth, Texas 76102-5439

                 If to you:

                 Daniel J. Coots
                 4930 High Creek
                 Arlington 76017

                 or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt."
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         If the proposed amendment to Section 6 set forth above is acceptable, please sign this letter in the place provided below. The second copy of this letter is for your records.

                                    GAINSCO Service Corp.


                                    By: /s/ Joseph D. Macchia
                                        ---------------------------------------
                                        Joseph D. Macchia
                                        Its President


ACCEPTED:


/s/  Daniel J. Coots
-----------------------------------
Daniel J. Coots